Exhibit 10.1

ASSIGNMENT OF OIL AND GAS LEASE

Texas General Land Office Lease No. MF121453 — Parcel C (SCH155856)

STATE OF TEXAS
COUNTY OF LIBERTY

KNOW ALL PERSONS BY THESE PRESENTS: That this Assignment of Oil and Gas Lease (this "Assignment") is made and entered into effective as of the 28 day of September, 2026 2026 (the "Effective Date"), by and between CELT eResources LLC, a limited liability company ("Assignor"), whose address is 1321 Upland Dr. Ste 21760, Houston TX 77043, and Bioforce Nanoscience Holdings Inc., a corporation ("Assignee"), whose address is 2020 General Booth Blvd, Ste 230, Virginia Beach VA 23454. Assignor and Assignee are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

RECITALS

A. The State of Texas, acting by and through the Texas General Land Office (the "GLO"), is the owner of the mineral estate covering the lands described herein and is lessor under that certain Oil and Gas Lease bearing GLO Mineral File / Lease No. MF121453, Parcel C (SCH155856) (the "Lease"), covering approximately 40.19 acres of land situated in Liberty County, Texas, and more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "Leased Premises").

B. Assignor is the current lessee of record and owner of one hundred percent (100%) of the leasehold estate created under the Lease.

C. Assignor desires to assign, transfer, and convey to Assignee, and Assignee desires to accept, all of Assignor's right, title, and interest in and to the Lease and the Leased Premises, upon the terms and conditions set forth herein, subject to the prior written consent of the Commissioner of the Texas GLO as required by Texas Natural Resources Code § 52.026 and 31 Texas Administrative Code § 9.93.

AGREEMENT

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment. Assignor does hereby ASSIGN, TRANSFER, SET OVER, AND CONVEY unto Assignee all of Assignor's right, title, and interest in and to the Lease, insofar as it covers the Leased Premises, together with all rights, privileges, and appurtenances thereunto belonging, including but not limited to Assignor's interest in any wells, equipment, fixtures, permits, and related personal property located on the Leased Premises and used in connection with operations thereon (collectively, the "Assigned Interests"), TO HAVE AND TO HOLD the Assigned Interests unto Assignee, its successors and assigns, subject to the terms of the Lease and this Assignment.

2. Effective Date. This Assignment shall be effective as of the Effective Date, subject to (i) recordation in the real property records of Liberty County, Texas, and (ii) the prior written consent of the Commissioner of the Texas GLO.

3. Texas GLO Consent Required. The Parties acknowledge that, pursuant to Texas Natural Resources Code § 52.026 and 31 Texas Administrative Code § 9.93, this Assignment is not effective as to the GLO, and shall not relieve Assignor of its obligations under the Lease, until (a) this Assignment has been recorded in each county in which the Leased Premises are located, (b) a certified copy of the recorded Assignment, together with the required filing fee and an adequate legal description of the Leased Premises, has been filed with the GLO within ninety (90) days of the date of execution hereof, and (c) the Commissioner of the GLO has granted prior written consent to this Assignment.

4. Assumption of Obligations. From and after the Effective Date, Assignee hereby assumes and agrees to perform, pay, and discharge all duties, obligations, and liabilities of the lessee under the Lease accruing on or after the Effective Date, including, without limitation, all obligations to properly plug and abandon wells, remove platforms, equipment, or pipelines, and remediate any contamination at drill sites located on the Leased Premises, all in accordance with the Lease, applicable statutes, and the rules of the GLO and the Railroad Commission of Texas.

5. Retained Liability. Nothing in this Assignment shall release or discharge Assignor from any liability, obligation, or claim that accrued or arose prior to the Effective Date, or from any liability, obligation, or claim previously accrued in favor of the State of Texas, whether or not this Assignment is recorded or filed with the GLO.

6. Special Warranty of Title. Assignor warrants title to the Assigned Interests against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under Assignor, but not otherwise, and this Assignment is made without any other warranty of title, express or implied.

7. Further Assurances. Each Party agrees to execute and deliver such additional instruments and to take such further actions as may be reasonably necessary or appropriate to carry out the purposes and intent of this Assignment, including any instruments required by the GLO or the Railroad Commission of Texas to effect the transfer of operatorship, if applicable.

8. Recordation. This Assignment, or a memorandum thereof, shall be recorded in the Official Public Records of Liberty County, Texas, and a certified copy shall be filed with the Texas GLO in accordance with Paragraph 3 above.

9. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Separate counterparts may be executed by Assignor and Assignee and recorded separately, as permitted under 31 Texas Administrative Code § 9.1(3).

10. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

11. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the Parties have executed this Assignment as of the dates set forth in the acknowledgments below, to be effective as of the Effective Date.

ASSIGNOR:

CELT eResources LLC

By: [redacted]
Name: Gretchen Seberg Privett
Title: Manager

STATE OF CALIFORNIA
COUNTY OF ORANGE

This instrument was acknowledged before me on this 28th day of September, 2026, by Gretchen Seberg Privett, as Manager of CELT eResources LLC, a limited liability company, on behalf of said company.

SEE ATTACHMENT 'A

Notary Public, State of California

ASSIGNEE:

Bioforce Nanoscience Holdings Inc.

By: [redacted]
Name: [redacted]
Title: CFO - Director

COMMONWEALTH OF VIRGINIA
COUNTY OF VIRGINIA BEACH city

This instrument was acknowledged before me on this 30th day of September, 2026, by Rich Kaiser, as Director of Bioforce Nanoscience Holdings Inc., a corporation, on behalf of said corporation.

[redacted]

Notary Public, Commonwealth of Virginia

PAMELLA ROTH FOSTER
NOTARY PUBLIC
REG. #7616196
MY COMMISSION EXPIRES
COMMONWEALTH OF VIRGINIA

EXHIBIT A

Legal Description of Leased Premises

GLO Mineral File / Lease No.: MF121453
Parcel: C (SCH155856) [On Page -6-]

4 of 6

ACKNOWLEDGMENT

> A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Orange)

On September 28th,2026 before me, Ingreed Alvarado Notary Public
(insert name and title of the officer)

personally appeared GRETCHEN SABERG PRIVETT
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

INGREED ALVARADO
Commission # [illegible]
Notary Public - California
Orange County
My Comm. Expires JULY 27, 2028

Signature [redacted] (Seal)

EXHIBIT A

Legal Description of Leased Premises

GLO Mineral File / Lease No.: MF121453

Parcel: C (SCH155856)

County: Liberty County, Texas

Acreage: 40.19 acres



THE STATE OF TEXAS

COUNTY OF LIBERTY

I hereby certify that this instrument was FILED on the date and the time stamped hereon by me and was duly RECORDED in the Records of Liberty County, Texas.

2026029454 ASG
10/02/2026 12:02:09 PM Total Fees: $45.00

Lee Haidusek Chambers, County Clerk
Liberty County, TX